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                                                                    EXHIBIT 10.7


                                SECOND AMENDMENT
                               TO REVOLVING CREDIT
                             AND GUARANTY AGREEMENT

         SECOND AMENDMENT, dated as of March 25, 1998 (the "Amendment"), to the REVOLVING CREDIT AND GUARANTY AGREEMENT, dated as of February 2, 1998, among BRUNO"S, INC., an Alabama corporation (the "Borrower"), a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code, the Guarantors named therein (the "Guarantors"), THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), each of the other financial institutions party thereto (together with Chase, the "Banks") and THE CHASE MANHATTAN BANK, as Agent for the Banks (in such capacity, the "Agent"):

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Guarantors, the Banks and the Agent are parties to that certain Revolving Credit and Guaranty Agreement, dated as of February 2, 1998, as amended by that certain First Amendment to Revolving Credit and Guaranty Agreement dated as of March 5, 1998 (as the same may be further amended, modified or supplemented from time to time, the "Credit Agreement"); and

         WHEREAS, the Borrower, the Guarantors, the Banks and the Agent entered into the First Amendment to the Credit Agreement dated as of March 5, 1998 which made certain modifications to the Credit Agreement, including the incorporation of the Borrowing Base; and

         WHEREAS, the Borrower, the Guarantors, the Banks and the Agent have requested that from and after the Effective Date (as hereinafter defined) of this Amendment, the Credit Agreement shall be amended as set forth herein.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. As used herein, all terms that are defined in the Credit Agreement shall have the same meanings herein.

         2. The definition of the term "Borrowing Base" set forth in Section
1.01 of the Credit Agreement is hereby amended by inserting the word "weekly" in the second line and in the penultimate sentence thereof, in each case between the words "recent" and "Borrowing Base Certificate."

         3. The definition of the term "Real Property Component" set forth in
Section 1.01 of the Credit Agreement is hereby amended by deleting the amount "$125,000,000" appearing in the first line thereof and inserting in lieu thereof the amount "$119,000,000."



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         4.  Section 2.23(b) of the Credit Agreement is hereby amended by (i)
deleting the phrase "and which secures the obligations under the Existing Agreement," appearing in the third line thereof, (ii) inserting the phrase ", in each case pari passu with the Liens granted pursuant to the Final Order to secure Participating Vendor Claims" at the end of the first sentence thereof, and (iii) deleting the second sentence thereof and inserting in lieu thereof the following: "The Borrower and each Guarantor acknowledges that, pursuant to the Orders, such Liens shall be perfected without the recordation of any instruments of mortgage or assignment."

         5. Section 5.09 of the Credit Agreement is hereby amended by deleting the number "15" appearing in clause (ii) thereof and inserting in lieu thereof the number "21."

         6. Section 6.05(a) of the Credit Agreement is hereby amended by deleting the date "March 29, 1998" appearing in the second line thereof and inserting in lieu thereof the date "February 1, 1998".

         7. The Credit Agreement is hereby further amended by replacing Exhibit E to the Credit Agreement with Schedule 1 hereto.

         8. This Amendment shall not become effective until the date (the "Effective Date") on which this Amendment shall have been executed by the Borrower, the Guarantors, the Banks and the Agent, and the Agent shall have received evidence satisfactory to it of such execution.

         9. Except to the extent hereby amended, the Credit Agreement and each of the Loan Documents remain in full force and effect and are hereby ratified and affirmed.

         10. The Borrower agrees that its obligations set forth in Section 10.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment, including the reasonable fees and disbursements of special counsel to the Agent.

         11. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Agent or the Banks may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

         12. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

         13. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first above written.

                                    BORROWER:

                                    BRUNO'S, INC.

                                    By: /s/ James J. Hagan
                                        -----------------------------
                                    Title: Executive Vice President
                                           and Chief Financial
                                           Officer

                                    GUARANTORS:

                                    PWS HOLDING CORPORATION

                                    By: /s/ James J. Hagan
                                        -----------------------------
                                    Title: Executive Vice President

                                    FOOD MAX OF MISSISSIPPI, INC.

                                    By: /s/ James J. Hagan
                                        -----------------------------
                                    Title: Executive Vice President

                                    A.F. STORES, INC.

                                    By: /s/ James J. Hagan
                                        -----------------------------
                                    Title: Executive Vice President

                                    BR AIR, INC.

                                    By: /s/ James J. Hagan
                                        -----------------------------
                                    Title: Executive Vice President

                                    FOOD MAX OF GEORGIA, INC.

                                    By: /s/ James J. Hagan
                                        -----------------------------
                                    Title: Executive Vice President

                                    FOOD MAX OF TENNESSEE, INC.

                                    By: /s/ James J. Hagan
                                        -----------------------------
                                    Title: Executive Vice President


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                                    FOODMAX, INC.

                                    By: /s/ James J. Hagan
                                        -----------------------------
                                    Title: Executive Vice President

                                    LAKESHORE FOODS, INC.

                                    By: /s/ Walter M. Grant
                                        -----------------------------
                                    Title: Secretary

                                    BRUNO'S FOOD STORES, INC.


                                    By: /s/ James J. Hagan
                                        -----------------------------
                                    Title: Executive Vice President

                                    GEORGIA SALES COMPANY

                                    By: /s/ James J. Hagan
                                        -----------------------------
                                    Title: Executive Vice President

                                    SSS ENTERPRISES, INC.

                                    By: /s/ James J. Hagan
                                        -----------------------------
                                    Title: Executive Vice President


                                    AGENT:

                                    THE CHASE MANHATTAN BANK,
                                    INDIVIDUALLY AND AS AGENT

                                    By: /s/ Norma C. Corio
                                        -----------------------------
                                    Title:  Managing Director
                                            270 Park Avenue
                                            New York, New York 10017